                                                                 EXHIBIT 10.18.1

                             SUBSCRIPTION AGREEMENT

                                 AMENDMENT NO. 1

         This Amendment No. 1 ("Amendment") of the Subscription Agreement (the "Agreement"), dated as of August 10, 2000, is entered into by and among the following:

         1. Heritage Propane Partners, L.P., a Delaware limited partnership ("Heritage MLP"); and

         2. James E. Bertelsmeyer and Donna C. Bertelsmeyer, as Tenants by the Entireties; H. Michael Krimbill; R. C. Mills; G. A. Darr; The Beth Elise Bertelsmeyer Snapp Trust; The Amy Rene Bertelsmeyer Trust; The John D. Capps Trust; J. Charles Sawyer; Bill W. Byrne; Robert K. Blackman; Byron Jay Cook; Blaine L. Cronn; Mark A. Darr; Larry J. Lindsey; Ray S. Parsons; Charles B. Pass; Kermit V. Jacobsen; Thomas H. Rose;
                  C. H. Timberlake, III; Curtis L. Weishahn; William V. Cody; James C. Hamilton, II; and Jack McKeehan (collectively, the "Heritage GP Stockholders").

                                    RECITALS

         WHEREAS, the Parties desire to restate Annex I to the Agreement to accurately reflect the number of Common Units ("Common Units") and Class B subordinated limited partner interests ("Class B Subordinated Units") of Heritage Propane Partners, L.P., a Delaware limited partnership ("Heritage MLP") to be purchased by the Heritage GP Stockholders; and

         WHEREAS, the Parties desire to restate Section 5.4 of the Agreement to accurately reflect the agreement of Heritage Holdings, Inc., a Delaware corporation ("Heritage GP"), and the Heritage GP Stockholders with respect to the vote of their Common Units.

                                    AMENDMENT

         NOW, THEREFORE, Annex I is hereby deleted in its entirety and replaced with that certain Annex I attached as Exhibit A hereto and incorporated herein for all purposes, and Section 5.4 of the Agreement is hereby deleted in its entirety and restated to read as follows:

           5.4 VOTE OF COMMON UNITS. Heritage GP and its successors and assigns and the Heritage GP Stockholders hereby covenant and agree to vote all of their respective Common Units (other than those issued pursuant to Section 2.1 of the Agreement (the "New Units")) at each meeting or other vote of the holders (the "Unitholders") of the Common Units of Heritage MLP, with respect thereto, for approval of the conversion of Class B Subordinated Units to Common Units (the "Conversion"), for the admission of U.S. Propane, L.P., a Delaware limited partnership, or its designee as general partner of Heritage MLP (the "Admission"), and for any amendment of the Amended and Restated Agreement of Limited Partnership of Heritage MLP (the "Partnership Agreement") related thereto. Each of the Heritage GP Stockholders agrees to grant James E. Bertelsmeyer and H. Michael Krimbill their proxy, at each meeting or other vote of the Unitholders relating to the Conversion, the Admission and any amendment of the Partnership Agreement related


                                                          Subscription Agreement
                                                                 Amendment No. 1
thereto, to vote their New Units in the manner required by rule or interpretation of the New York Stock Exchange, Inc. (the "NYSE") for listing of the New Units on the NYSE.

                                                          Subscription Agreement
                                                                 Amendment No. 1

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first written above.


                            HERITAGE PROPANE PARTNERS, L.P.

                            BY: HERITAGE HOLDINGS, INC.
                                ITS GENERAL PARTNER


                            By:
                               ----------------------------------------------
                                 Name:   H. Michael Krimbill
                                 Title:  President and Chief Executive Officer



                            HERITAGE HOLDINGS, INC.,
                            FOR THE PURPOSES OF SECTION 5.4 ONLY


                            By:
                               -----------------------------------------------
                                 Name:   H. Michael Krimbill
                                 Title:  President and Chief Executive Officer



                                                          Subscription Agreement
                                                                 Amendment No. 1

                                  HERITAGE GP STOCKHOLDERS:

                                  By:
                                     -----------------------------------------
                                         JAMES E. BERTELSMEYER AND

                                  By:
                                     -----------------------------------------
                                         DONNA C. BERTELSMEYER,
                                         AS TENANT BY THE ENTIRETIES

                                  By:
                                     -----------------------------------------
                                         H. MICHAEL KRIMBILL

                                  By:
                                     -----------------------------------------
                                         R. C. MILLS

                                  By:
                                     -----------------------------------------
                                         G. A. DARR

                                  THE BETH ELISE BERTELSMEYER SNAPP TRUST

                                  By:
                                     -----------------------------------------
                                         BETH ELISE BERTELSMEYER SNAPP,
                                         as Co-Trustee

                                  By:
                                     -----------------------------------------
                                         AMY RENE BERTELSMEYER WESTBROCK,
                                         as Co-Trustee

                                  THE AMY RENE BERTELSMEYER TRUST

                                  By:
                                     -----------------------------------------
                                         AMY RENE BERTELSMEYER WESTBROCK,
                                         as Co-Trustee

                                  By:
                                     -----------------------------------------
                                         BETH ELISE BERTELSMEYER SNAPP,
                                         as Co-Trustee

                                  THE JOHN D. CAPPS TRUST

                                  By:
                                     -----------------------------------------
                                         ESTELLE A. CAPPS, as Trustee

                                  By:
                                     -----------------------------------------
                                         J. CHARLES SAWYER


                                                          Subscription Agreement
                                                                 Amendment No. 1

                                  By:
                                     -----------------------------------------
                                         BILL W. BYRNE

                                  By:
                                     -----------------------------------------
                                         ROBERT K. BLACKMAN

                                  By:
                                     -----------------------------------------
                                         BYRON JAY COOK

                                  By:
                                     -----------------------------------------
                                         BLAINE L. CRONN

                                  By:
                                     -----------------------------------------
                                         MARK A. DARR

                                  By:
                                     -----------------------------------------
                                         LARRY J. LINDSEY

                                  By:
                                     -----------------------------------------
                                         RAY S. PARSONS

                                  By:
                                     -----------------------------------------
                                         CHARLES B. PASS

                                  By:
                                     -----------------------------------------
                                         KERMIT V. JACOBSEN

                                  By:
                                     -----------------------------------------
                                         THOMAS H. ROSE

                                  By:
                                     -----------------------------------------
                                         C. H. TIMBERLAKE, III

                                  By:
                                     -----------------------------------------
                                         CURTIS L. WEISHAHN

                                  By:
                                     -----------------------------------------
                                         WILLIAM V. CODY

                                  By:
                                     -----------------------------------------
                                         JAMES C. HAMILTON, II

                                  By:
                                     -----------------------------------------
                                         JACK MCKEEHAN



                                                          Subscription Agreement
                                                                 Amendment No. 1

                                    EXHIBIT A

                                                                         ANNEX I

                            HERITAGE GP STOCKHOLDERS

PART 1: CASH PURCHASE PRICE

                                                                                 CLASS B       CASH PURCHASE PRICE
                                                                                 -------       -------------------
               NAME OF AND ADDRESS OF                                          SUBORDINATED      FOR UNITS TO BE
               ----------------------                                          -------------     ---------------
              HERITAGE GP STOCKHOLDERS                     COMMON UNITS            UNITS            PURCHASED
              ------------------------                     ------------            -----            ---------
PURCHASERS OF COMMON UNITS
AND CLASS B SUBORDINATED UNITS:

James E. Bertelsmeyer                                         81,000              946,946       $      20,282,650
968 Spinnaker's Reach Dr.
Ponte Vedra Beach, Florida  32082
and
Donna C. Bertelsmeyer
968 Spinnaker's Reach Dr.
Ponte Vedra Beach, Florida  32082

H. Michael Krimbill                                           81,000              211,059       $       5,762,691
5620 East 114th Street
Tulsa, Oklahoma  74137-8100

R. C. Mills                                                   81,000              224,509       $       6,028,077
160 Plantation Circle South
Ponte Vedra Beach, Florida  32082

Total Class B Subordinated Units:                                                1,382,514

PURCHASERS OF COMMON UNITS:
G. A. Darr                                                    160,967                           $       3,176,073
2830 Halle Parkway
Collierville, Tennessee 38017

J. Charles Sawyer                                             64,157                            $       1,265,896
7916 Quailwood Drive
Jacksonville, Florida  32256

The Beth Elise Bertelsmeyer Snapp Trust                       152,325                           $       3,005,571
2408 East 30th Street
Tulsa, Oklahoma  74114

The Amy Rene Bertelsmeyer Trust                               152,325                           $       3,005,571
2350 South Delaware Avenue
Tulsa, Oklahoma  74114

The John D. Capps Trust                                       77,428                            $       1,527,756
#8 Brewster Lane
La Grange Park, Illinois  60526


                                                          Subscription Agreement
                                                                 Amendment No. 1

                                                                                 CLASS B       CASH PURCHASE PRICE
                                                                                 -------       -------------------
               NAME OF AND ADDRESS OF                                          SUBORDINATED      FOR UNITS TO BE
               ----------------------                                          -------------     ---------------
              HERITAGE GP STOCKHOLDERS                     COMMON UNITS            UNITS            PURCHASED
              ------------------------                     ------------            -----            ---------
Bill W. Byrne                                                 64,157                            $       1,265,896
6172 South Marion Avenue
Tulsa, Oklahoma  74136

Robert K. Blackman                                            18,330                            $         361,683
104 Lupine Loop
Ruidoso, New Mexico  88345

Byron Jay Cook                                                18,330                            $         361,683
1157 East Valley Street
Challis, Idaho  83226

Blaine L. Cronn                                               18,330                            $         361,683
373 Guy Street
Cedar Springs, Michigan  49319

Mark A. Darr                                                  18,330                            $         361,683
124 Old Mill Court
Ponte Vedra Beach, Florida  32085

Larry J. Lindsey                                              18,330                            $         361,683
2268 Oakland Avenue
Pleasanton, California  94566

Ray S. Parsons                                                18,330                            $         361,683
579 Brewer Road
Crossville, Tennessee  38555

Charles B. Pass                                               18,330                            $         361,683
120 Meadow Drive
Helena, Montana  59601

Kermit V. Jacobsen                                            18,330                            $         361,683
869 Olympus Drive
Sheridan, Wyoming  82801

Thomas H. Rose                                                18,330                            $         361,683
1305 118th Street Court N.W.
Gig Harbor, Washington  98332

C. H. Timberlake, III                                         18,330                            $         361,683
485 Roi Coppley Road
Lexington, North Carolina  27292

Curtis L. Weishahn                                            18,330                            $         361,683
70 Autumn Lane
Reno, Nevada  89511

William V. Cody                                               18,330                            $         361,683
4095 Louis Court
Auburn, California  95602



                                                          Subscription Agreement
                                                                 Amendment No. 1

                                                                                 CLASS B       CASH PURCHASE PRICE
                                                                                 -------       -------------------
               NAME OF AND ADDRESS OF                                          SUBORDINATED      FOR UNITS TO BE
               ----------------------                                          -------------     ---------------
              HERITAGE GP STOCKHOLDERS                     COMMON UNITS            UNITS            PURCHASED
              ------------------------                     ------------            -----            ---------
James C. Hamilton, II                                         18,330                            $         361,683
11671 Central Pike
Mount Juliet, Tennessee  37122

Jack McKeehan                                                  9,165                            $         180,842
1125 Greenwich Street
Reno, Nevada  89511
         Total Common Units                                  1,161,814                          $      50,202,902

PART 2:  CALCULATION OF NUMBER OF UNITS

The number of Units to be purchased by each Heritage GP Stockholder equals the quotient (rounded to the nearest whole number) of the Cash Purchase Price set forth for such Heritage GP Stockholder in Part 1 of this Annex I, divided by the Average Price.

"Average Price" means $19.73125.

PART 3: COMMON UNITS AND CLASS B SUBORDINATED INTERESTS

Each Heritage GP Stockholder listed in Part 1 as a purchaser of Common Units and Class B Subordinated Units will receive a number of Units calculated in accordance with Part 2, as follows: First, 81,000 Common Units and second, a number of Class B Subordinated Units equal to (a) the number of Units such Grande GP Stockholder is entitled to receive in accordance with Part 2, minus
(b) 81,000 Units.

Each Heritage GP Stockholder listed in Part 1 as a purchaser of Common Units will receive a number of Common Units calculated in accordance with Part 2.




                                                          Subscription Agreement
                                                                 Amendment No. 1